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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):    APRIL 24, 2001


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                    1-12387                   76-0515284
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)



  500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                     60045
    (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:    (847) 482-5000



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ITEM 5.  OTHER EVENTS.

     On April 24, 2001, the company announced its results of operations for the first quarter of 2001. A copy of the press release announcing the company's first quarter 2001 results is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   Exhibit
   Number        Description

    99.1 Press Release, dated April 24, 2001, announcing Tenneco Automotive's first quarter 2001 results of operations.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENNECO AUTOMOTIVE INC.

Date: April 24, 2001
                                        By: /s/ Mark A. McCollum
                                           -------------------------------------
                                           Mark A. McCollum
                                           Senior Vice President and Chief
                                             Financial Officer




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EXHIBIT INDEX

     Exhibit
     Number        Description


      99.1 Press Release, dated April 24, 2001, announcing Tenneco Automotive's first quarter 2001 results of operations.






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